UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2016 (May 14, 2016)

PFIZER INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-3619	13-5315170
(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

(212) 733-2323

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 14, 2016, Pfizer Inc., a Delaware corporation (“Pfizer”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Anacor Pharmaceuticals, Inc., a Delaware corporation (“Anacor”), and Quattro Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pfizer (“Purchaser”). On May 16, 2016, Pfizer and Anacor issued a press release announcing entry into the Merger Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.	Other Events.

On May 14, 2016, Pfizer entered into the Merger Agreement. Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of Anacor at a price of $99.25 per share, net to the seller in cash, without interest, subject to any required withholding of taxes. The Merger Agreement further provides that, upon the terms and subject to the conditions thereof, following completion of the Offer, Purchaser will merge with and into Anacor, with Anacor surviving as a wholly owned subsidiary of Pfizer (the “Merger”).

The Merger is subject to customary regulatory approvals and closing conditions and is expected to close in the third quarter of 2016. Pfizer anticipates financing the transaction through existing cash.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release, dated May 16, 2016

Forward-Looking Statements

DISCLOSURE NOTICE: This document contains forward-looking information related to Pfizer, Anacor and the acquisition of Anacor by Pfizer that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, anticipated accretion and growth rates, Pfizer’s and Anacor’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Pfizer and Anacor, crisaborole and potential peak year sales of crisaborole, and the anticipated timing of closing of the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many of Anacor’s stockholders will tender their shares in the tender offer and the possibility that the acquisition does not close; risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s common stock and on Pfizer’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development; whether and when the FDA may approve the new drug application for crisaborole, which will depend on its assessment of the benefit-risk profile suggested by the totality of the efficacy and safety information submitted; decisions by the FDA regarding labeling and other matters that could affect the availability or commercial potential of crisaborole; and competitive developments.

A further description of risks and uncertainties relating to Pfizer and Anacor can be found in their respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2015 and in their subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov.

Additional Information and Where to Find It

The tender offer referenced in this document has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that will be filed with the SEC. The solicitation and offer to buy Anacor stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, Pfizer and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Anacor will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANACOR STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ANACOR SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Anacor stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Anacor will be available free of charge on Anacor’s internet website at http://www.anacor.com or by contacting Anacor’s Investor Relations Department at (650) 543-7575. Copies of the documents filed with the SEC by Pfizer will be available free of charge on Pfizer’s internet website at http://www.pfizer.com or by contacting Pfizer’s Investor Relations Department at (212) 733-8160.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Pfizer and Anacor each file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Pfizer or Anacor at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Pfizer’s and Anacor’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Date: May 16, 2016	By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary
Chief Governance Counsel

EXHIBITS

Exhibit 99.1	Press Release, dated May 16, 2016